UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2020

SANARA MEDTECH INC.
(Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (817)-529-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
--	--	--

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 12, 2020, the Board of Directors (the “Board”) of Sanara MedTech Inc. (the “Company”) appointed Robert A. DeSutter to the Company’s Board. Mr. DeSutter is a managing director in Piper Sandler healthcare investment banking. He has twenty-seven years of experience in healthcare investment banking at Piper Sandler and served as global group head from 2003 to 2018. Over that period, the group became one of the leading and most respected healthcare investment banking practices. Mr. DeSutter is a graduate of the University of Minnesota and the University of Virginia's Darden Graduate School of Business. The Company believes the addition of Mr. DeSutter to its Board represents an important step in the Company’s growth plans.

The Company anticipates that Mr. DeSutter will be appointed to the audit committee. If the Board elects to form a nominating and corporate governance committee, the Company anticipates that Mr. DeSutter would be appointed to that committee.

Item 7.01 Regulation FD Disclosure.

On October 15, 2020, the Company issued a press release announcing the appointment of Mr. DeSutter to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Further, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release issued October 15, 2020 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanara MedTech Inc.

Date: October 16, 2020	By:	/s/ Michael D. McNeil
Name: Michael D. McNeil
Title: Chief Financial Officer